Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

Michael V. Shustek, as President and Chief Executive Officer of MVP REIT II, Inc. (the "Registrant"), and Ed Bentzen, as Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Registrant's Report on Form 10-Q for the six months ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2017

/s/ Michael V. Shustek
Michael V. Shustek
Chief Executive Officer and President (Principal Executive Officer)
MVP REIT II, Inc.

Date: August 21, 2017

/s/ Ed Bentzen
Ed Bentzen
Chief Financial Officer
(Principal Accounting Officer) MVP REIT II, Inc.